Exhibit 99.1

FOR IMMEDIATE RELEASE

Media contact:	Investors contact:
Neila Matheny	Ingrid Ebeling or Elaine Chen
Engage PR	Market Street Partners
(510) 748-8200, ext. 215	(408) 215-5658
nmatheny@engagepr.com	ir@merunetworks.com

MERU NETWORKS REPORTS RECORD FOURTH QUARTER AND FULL YEAR 2010 FINANCIAL RESULTS

Products and services revenue increased 44% in FY2010

SUNNYVALE, Calif., February 2, 2011 – Meru Networks, Inc., (NASDAQ:MERU), the leader in 802.11n virtualized wireless LAN solutions for enterprise networking, today announced its financial results for the quarter and full fiscal year ended December 31, 2010.

Fourth Quarter Financial and Operational Highlights

•	Products and services revenues (excluding ratable) of $20.5 million, up 34% year-over-year.

•	Our Non-GAAP gross margin of 65.2% improved 490 basis points year-over-year.

•	Total customer install base up approximately 50% year-over-year.

Fourth Quarter Fiscal Year 2010 Financial Results

Total revenues for the fourth quarter of fiscal year 2010 were $22.6 million, up 18% from $19.3 million in the fourth quarter of fiscal year 2009. Products and services revenues (excluding ratable) for the fourth quarter of fiscal year 2010 were $20.5 million, up 34% from the $15.3 million reported in the fourth quarter of fiscal year 2009.

Net loss as reported in accordance with U.S. generally accepted accounting principles (GAAP) was $0.9 million for the fourth quarter of 2010, or $0.06 per basic share, compared to a net loss of $8.0 million, or $20.27 per basic share, for the same period of fiscal year 2009.

Meru reported fourth quarter fiscal year 2010 non-GAAP net income of $305,000, or $0.02 per fully diluted share, compared to $119,000, or $0.01 per fully diluted share, for the fourth quarter of fiscal year 2009. Non-GAAP results for the fourth quarter of 2010 exclude stock-based compensation expense of $1.2 million. Non-GAAP results for the fourth quarter of 2009 exclude stock-based compensation expense of $429,000 and a $7.6 million expense related to the adjustment to the fair value of the warrant liability. Please refer to the reconciliation of GAAP to non-GAAP results provided at the end of this release.

Fiscal Year 2010 Financial Results

Revenues for the fiscal year ended December 31, 2010 were $85.0 million, an increase of 22% from $69.5 million in fiscal year 2009. Products and services revenues (excluding ratable) for fiscal year 2010 were $73.7 million, up 44% from the $51.1 million reported in fiscal year 2009. GAAP net loss for fiscal year 2010 was $36.6 million, or $3.06 per share, compared to a net loss of $17.2 million, or $45.15 per share in fiscal year 2009. Non-GAAP net income for fiscal year 2010 was $859,000, or $0.05 per fully diluted share, compared to a net loss of $2.3 million, or $5.44 per fully diluted share in fiscal year 2009.

“2010 was an outstanding year for Meru,” said Ihab Abu-Hakima, president and chief executive officer, Meru Networks. “Throughout the year we were able to leverage our product differentiation and innovations to gain market share. We delivered record revenues and expanded our gross margins as more organizations in more verticals around the world adopted Meru’s virtualized wireless LAN solution to migrate their edge networking infrastructure to All Wireless networking environments.”

Fourth Quarter Business Highlights

•

Introduced the AP1000i, the newest entry-level, high-value enterprise access point solution in Meru’s product family with breakthrough connectivity, mobility and security and designed to be the industry’s simplest to deploy and easiest to manage WLAN solution.

•	Notable fourth quarter wins and production deployments include:

•	Several top universities in the United States and Asia.

•	Two Fortune Global 500 Japanese consumer electronics manufacturers.

•	A Fortune 100 financial services insurance company.

•	A large regional medical center.

•	A world leading solar panel manufacturer.

•	Received four notable industry awards for leadership and innovation:

•	The 2010 CRN Specialist Vendor of the Year.

•	CRN’s 2010 Top 100 Healthcare Vendor.

•	Tech & Learning’s 2010 Award of Excellence, Product of the Year AP320i.

•	The “Coolest Product of 2010” Service Assurance Platform, by Health Management Technology.

Conference Call Information

Meru will host a conference call for analysts and investors to discuss its fourth quarter and full fiscal year 2010 results, today,

February 2nd at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). To join the live call, please dial 1-877-852-2926 (domestic) and 1-253-237-1123 (international) and reference conference ID 35568742.

A telephone replay will be available two hours following the conclusion of the call for a period of seven days and can be accessed by dialing (800) 642-1687 for domestic callers and (706) 645-9291 for international callers. The call ID for the replay is 35568742. The live and archived webcast of the fourth quarter and full fiscal year 2010 financial results conference call will also be available at the investor relations section of Meru’s website at http://investors.merunetworks.com.

About Meru Networks, Inc.

Founded in 2002, Meru Networks, Inc, provides a virtualized wireless LAN solution that cost-effectively optimizes the enterprise network to deliver the performance, reliability, predictability and operational simplicity of a wired network, with the advantages of mobility. Meru’s solution represents an innovative approach to wireless networking that utilizes virtualization technology to create an intelligent and self-monitoring wireless network, and enables enterprises to migrate their business-critical applications from wired networks to wireless networks, and become all-wireless enterprises. Meru is headquartered in Sunnyvale, CA, and has operations in the Americas, Europe, the Middle East and Asia Pacific. For more information, visit www.merunetworks.com.

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Cautionary Statement Regarding Forward Looking Statements

This press release contains forward-looking statements and information. All statements other than statements of historical facts on this website, including statements regarding our future financial condition, business strategy and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “might,” “objective,” “estimate,” “continue,” “anticipate,” “project,” “intend,” “will,” “should,” “could,” “plan,” “future,” “expect,” “predict,” “potential,” or the negative of these terms or other similar expressions. These forward-looking statements include but are not limited to our expectations regarding the ability to leverage product differentiation and innovations to gain market share, organizations adopting Meru’s virtualized wireless LAN solution and the migration of edge networking infrastructure to all wireless networking environments. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial conditions, results of operations, business strategy and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to, whether the market for our products and solutions continue to develop and grow, our limited operating history, our ability to compete effectively, our ability to increase market awareness of our brand and solutions and our ability to continue to utilize our technology and protect our intellectual property rights, and a number of other factors out of our control, that may cause our business, industry, strategy or actual results to differ materially from the forward-looking statements. The risks and uncertainties include those described under the caption “Risk Factors” in Meru Networks’ quarterly report on Form 10-Q filed with the Securities and Exchange Commission, or the SEC, on November 5, 2010 and the company’s other filings with the SEC.

Non-GAAP Financial Measurements

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Meru reports non-GAAP net income (loss), which excludes stock-based compensation expense and adjustments to the fair value of the warrant liability. Meru believes that its non-GAAP net income (loss) provides useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. Meru also believes the non-GAAP measures provide useful supplemental information for investors to evaluate its operating results in the same manner as the research analysts that follow Meru, all of whom will present non-GAAP projections in their published reports. As such, the non-GAAP measures provided by Meru facilitate a more direct comparison of its performance with the financial projections published by the analysts as well as its competitors, many of whom report financial results on a non-GAAP basis. The economic substance behind its decision to use such non-GAAP measures is that such measures approximate its controllable operating performance more closely than the most directly comparable GAAP financial measures. For example, Meru’s management has no control over certain variables that have a major influence in the determination of stock-based compensation such as the volatility of its stock price and changing interest rates. Meru believes that all of these excluded expenses and income do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred, even though these excluded items may be incurred and reflected in Meru’s GAAP financial results.

The material limitation associated with the use of non-GAAP financial measures is that the non-GAAP measures do not reflect the full economic impact of Meru’s activities. Meru’s non-GAAP measures may be calculated differently than non-GAAP financial information disclosed by other companies. Accordingly, investors are cautioned not to place undue reliance on non-GAAP information.

MERU NETWORKS, INC.

Condensed Consolidated Balance Sheets

(Unaudited)

(In thousands)

	December 31, 2010	December 31, 2009
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$62,270	$21,283
Short-term investments	4,999	—
Accounts receivable, net	8,796	5,967
Inventory	4,636	2,833
Deferred inventory costs, current portion	1,273	4,547
Prepaid expenses and other current assets	1,195	1,382

Total current assets	83,169	36,012

Property and equipment, net	763	698
Deferred inventory costs, net of current portion	77	1,419
Other assets	359	283

TOTAL ASSETS	$84,368	$38,412

LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable	$4,302	$3,310
Accrued liabilities	10,694	6,989
Long-term debt, current portion	2,808	11,447
Deferred revenue, current portion	12,723	18,864
Warrant liability	—	18,939

Total current liabilities	30,527	59,549

Long-term debt, net of current portion	—	2,808
Deferred revenue, net of current portion	3,923	6,248

Total liabilities	34,450	68,605

Convertible preferred stock	—	125,255

STOCKHOLDERS’ EQUITY (DEFICIT):
Preferred stock	—	—
Common stock	8	1
Additional paid-in capital	245,160	3,211
Accumulated other comprehensive loss	(27)	(43)
Accumulated deficit	(195,223)	(158,617)

Total stockholders’ equity (deficit)	49,918	(155,448)

TOTAL LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)	$84,368	$38,412

MERU NETWORKS, INC.

Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands, except for share and per share amounts)

	Three months ended December 31,		Years ended December 31,
	2010	2009	2010	2009
REVENUES:
Products	$17,470	$13,387	$63,197	$45,196
Support and services	3,048	1,959	10,479	5,866
Ratable products and services	2,128	3,906	11,328	18,432

Total revenues	22,646	19,252	85,004	69,494

COSTS OF REVENUES:
Products	6,148	5,080	22,060	17,332
Support and services	715	281	2,297	876
Ratable products and services	1,093	2,310	6,021	9,571

Total costs of revenues *	7,956	7,671	30,378	27,779

Gross profit	14,690	11,581	54,626	41,715

OPERATING EXPENSES:
Research and development *	3,439	2,932	12,399	10,018
Sales and marketing *	9,315	7,039	33,483	25,762
General and administrative *	2,646	1,540	10,462	6,858

Total operating expenses	15,400	11,511	56,344	42,638

Income (loss) from operations	(710)	70	(1,718)	(923)

Interest expense, net	(153)	(313)	(813)	(1,825)
Other income (expense), net	27	(7,670)	(33,821)	(14,447)

Loss before provision for income taxes	(836)	(7,913)	(36,352)	(17,195)

Provision for income taxes	59	44	254	191

Net loss	(895)	(7,957)	(36,606)	(17,386)
Accretion on convertible preferred stock	—	—	—	221

Net loss attributable to common stockholders	$(895)	$(7,957)	$(36,606)	$(17,165)

Net loss per share of common stock, basic and diluted	$(0.06)	$(20.27)	$(3.06)	$(45.15)

Shares used in computing net loss per share of common stock, basic and diluted	16,094,659	392,517	11,981,170	380,179

* Includes stock-based compensation expense as follows:

Costs of revenues	$65	$30	$197	$71
Research and development	235	117	767	187
Sales and marketing	298	124	985	312
General and administrative	602	158	1,896	297

	$1,200	$429	$3,845	$867

MERU NETWORKS, INC.

Condensed Consolidated Statements of Operations

(GAAP to Non-GAAP Reconciliation)

(Unaudited)

(In thousands, except share and per share amounts)

	Three months ended December 31,		Years ended December 31,
	2010	2009	2010	2009
GAAP net loss	$(895)	$(7,957)	$(36,606)	$(17,386)

Plus:
a) Stock-based compensation	1,200	429	3,845	867
b) Adjustment of fair value of warrant liability	—	7,647	33,620	14,230

Non-GAAP net income (loss)	$305	$119	$859	$(2,289)

GAAP net loss per share of common stock, basic	$(0.06)	$(20.27)	$(3.06)	$(45.15)*

Plus:
a) Stock-based compensation	0.08	1.09	0.32	2.28
b) Adjustment of fair value of warrant liability	—	19.48	2.81	37.43

Non-GAAP net income (loss) per share of common stock, basic	$0.02	$0.30	$0.07	$(5.44)*

Non-GAAP net income (loss) per share of common stock, diluted	$0.02	$0.01	$0.05	$(5.44)*

Shares used in computing basic net income (loss) per share of common stock	16,094,659	392,517	11,981,170	380,179

Shares used in computing diluted Non-GAAP net income (loss) per share of common stock	18,266,607	11,748,959	16,677,558	380,179

GAAP income (loss) from operations	$(710)	$70	$(1,718)	$(923)

Plus stock-based compensation:
Costs of revenues	65	30	197	71
Research and development	235	117	767	187
Sales and marketing	298	124	985	312
General and administrative	602	158	1,896	297

	1,200	429	3,845	867

Non-GAAP income (loss) from operations	$490	$499	$2,127	$(56)

*	Per share calculation reflects $221K accretion on convertible preferred stock in Q1 2009.

MERU NETWORKS, INC.

Condensed Consolidated Statement of Cash Flows

(Unaudited)

(In thousands)

	Years ended December 31,
	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(36,606)	$(17,386)

Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	615	551
Stock-based compensation	3,845	867
Adjustment of fair value of warrant liability	33,620	14,230
Accrued interest on convertible promissory notes	—	201
Amortization of debt issuance costs	107	134
Bad debt expense	(61)	80
Changes in operating assets and liabilities:
Accounts receivable, net	(2,768)	69
Inventory	(1,803)	749
Deferred inventory costs	4,616	8,040
Prepaid expenses and other assets	(560)	(775)
Accounts payable	992	1,160
Accrued liabilities	4,350	1,522
Deferred revenue	(8,466)	(15,125)

Net cash used in operating activities	(2,119)	(5,683)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(680)	(203)
Purchases of short-term investments	(4,998)	—

Net cash used in investing activities	(5,678)	(203)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from initial public offering, net	57,059	—
Proceeds from issuance of common stock	2,539	161
Proceeds from exercise of convertible preferred stock warrants	716	—
Proceeds from issuance of convertible preferred stock and warrants, net of issuance costs	—	20,632
Proceeds from issuance of convertible promissory notes	—	3,170
Proceeds from long-term debt and line of credit	4,986	23,016
Repayment of long-term debt and line of credit	(16,540)	(24,996)

Net cash provided by financing activities	48,760	21,983

Effect of exchange rate changes on cash and cash equivalents	24	14

NET INCREASE IN CASH AND CASH EQUIVALENTS	40,987	16,111

CASH AND CASH EQUIVALENTS — Beginning of period	21,283	5,172

CASH AND CASH EQUIVALENTS — End of period	$62,270	$21,283